Exhibit 99.1

BankUnited, Inc. February 29, 2012

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited” or “BKU”) with respect to, among other things, future events and financial performance. BankUnited generally identifies forward-looking statements by terminology such as “outlook”, “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the current plans, estimates and expectations of BankUnited. This presentation may also contain forward-looking statements in connection with BankUnited’s proposed acquisition of Herald National Bank (“Herald”). The inclusion of any forward-looking information regarding BankUnited or Herald should not be regarded as a representation that future plans, estimates or expectations contemplated herein will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to BKU’s and Herald’s respective operations, financial results, financial condition, business prospects, ability to complete the merger, growth, strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. BankUnited does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Annual Reports on Form 10-K of BKU and Herald, and in the Quarterly Reports on Form 10-Q of BKU and Herald, filed by BKU with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website (www.sec.gov) and filed by Herald with the Office of the Comptroller of the Currency and available at HNB’s website (www.heraldnb.com) Forward-Looking Statements

Why BankUnited?

Clean Balance Sheet The BankUnited Value Proposition 4 Dynamic Growth Story Management Team with Strong Track Record Strong Performance and Capital Position Healthy Regulatory Relations The Dominant Florida Institution

Who are we?

Overview of BankUnited 6 Company Snapshot The largest traditional independent bank in Florida (1) 95 branches $11.3 billion of assets $4.1 billion of loans $7.4 billion of total deposits $174 million of net income in 2011 (2) Acquiring 3 New York branches with the Herald National Bank transaction on February 29, 2012 SNL Financial. (1) As of December 31, 2011. (2) Excludes one-time charge of $110.4 million recorded in conjunction with the Company’s IPO in the first quarter of 2011. See non-GAAP reconciliation. (3) BankUnited Orlando Herald NY006MTD_1.wor FLORIDA St. Petersburg Tampa Sarasota Fort Myers Fort Lauderdale Miami Orlando West Palm Beach NEW YORK Yonkers Hempstead

Agreements to cover approximately $11.6 billion of acquired assets The FDIC bears 80% of the first $4.0 billion in losses (“Stated Threshold”) 95% of the losses above the Stated Threshold Summary Ability to sell approximately $280 million of loans (UPB) on an annual basis without FDIC consent No residual credit risk (ability to sell all remaining covered loans at termination) Certain securities purchased are covered No true-up provision at the end of the loss sharing period Unique Features FDIC Loss Sharing Agreements Overview 7

(1) Carrying value includes covered loans, OREO, and the FDIC indemnification asset. Excludes $184 million (unamortized cost basis) investment securities also covered by the Loss Sharing Agreements. (2) Assumes worst case scenario of a 100% credit loss on all covered loans and OREO and no interest income. UPB ($BN) Embedded Value in Assets Purchased 78% 91% $772 mm Estimated Value $4.6 BN Carrying Value (1) Covered loan balance of $2.5bn (UPB of $5.7bn) FDIC indemnification asset of $2.0bn Blended yield of 11.6% As of December 31, 2011 Industry leading process and technology Hired best-in-class managers with many years experience in overseeing servicing functions for large financial institutions Multiple FDIC audits successfully completed FDIC reduced audit cycle to 1x per year Robust Infrastructure FDIC Loss Share Agreement Current Status 8 (2) $5.9 $5.4 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Covered Loans and OREO Min. FDIC Reimbursement

What have we accomplished?

Restructured Management and Changed Company Culture Milestones Accomplished to Date 10 Invested Significant Capital into Systems and Physical Infrastructure Built Commercial Banking Platform through Team Acquisitions Acquired 2 Leasing Platforms and Herald National Bank Completed $900 million IPO Approved to Pay Quarterly Dividends

Transformed Loan Portfolio $ in millions(1) New Loans Legacy Loans and FDIC Asset $11.4 $10.0 $7.9 $5.9 UPB of Covered Loans and OREO ($BN) 11 (1) Balances exclude unearned discount and deferred fees and costs, net. $3,443 $3,279 $2,667 $2,049 $178 $120 $207 $124 $4,239 $3,820 $2,878 $2,054 $777 $707 $553 $399 $8,637 $7,926 $6,305 $4,626 May 09 Dec 09 Dec 10 Dec 11 Commerical & Other Residential OREO FDIC Asset $0 May 09 $125 $45 $80 Dec 09 $549 $116 $433 Dec 10 $1,738 $463 $1,275 Dec 11

Our New Loan Growth has Outpaced Legacy Asset Runoff Passed Inflection Point in 3Q 2011 and Have Been Experiencing Net Loan Growth (1) ($ in millions) 12 (1) Balances exclude unearned discount and deferred fees and costs, net. $549 $606 $909 $1,291 $1,738 $2,667 $2,427 $2,253 $2,108 $2,049 $3,431 $3,189 $2,956 $2,775 $2,453 $6,647 $6,222 $6,118 $6,174 $6,240 Dec 10 Mar 11 Jun 11 Sep 11 Dec 11 New Loans FDIC Indemnification Asset Covered Loans

Transformed Deposit Base $ in millions Deposits (1) May 31, 2009 December 31, 2009 December 31, 2010 December 31, 2011 $8,181 $7,582 $7,125 $7,325 Cost of Deposits (2) 3.46% 2.18% 1.39% 0.90% Demand Interest Checking Money Market Savings Time Deposits 13 (1) Data excludes official checks. (2) Cost of deposits as of period end date. 3% 2% 11% 9% 75% 4% 3% 19% 15% 59% 6% 5% 27% 17% 45% 10% 6% 33% 16% 35%

Commercial Deposits Growth $ in millions 14 1.0% 0.4% Declining cost of Commercial Deposits May 31, 2009 December 31, 2009 December 31, 2010 December 31, 2011 $249 $420 $886 $1,470 Demand Interest Checking Money Market Savings

Franchise Dramatically Enhanced Old Face Prior to Transformation 15

16 Franchise Dramatically Enhanced Old Face Prior to Transformation

17 Franchise Dramatically Enhanced West Palm Beach 600 N Dixie Highway

18 Franchise Dramatically Enhanced Boca Raton 7028 W Palmetto Park Road

19 Franchise Dramatically Enhanced West Palm Beach 600 N Dixie Highway

20 Franchise Dramatically Enhanced Boca Raton 7028 W Palmetto Park Road

How do we compare?

How Do We Compare? 22 2011 Return on Avg Assets 2011 Return on Avg Equity 2011 Net Interest Margin Tier 1 Leverage 0.8% 1.6% 7.4% 11.9% 3.6% 6.1% 9.3% 10.8% (1) (1) (1) (1) Source: SNL Financial. Financial data as of December 31, 2011 or most recent available. (1) Peers include publicly traded U.S. banks and thrifts with assets between $10-25 billion as of December 31, 2011 and $1-5 billion in market capitalization. (2) Excludes one-time charge of $110.4 million recorded in conjunction with the Company’s IPO in the first quarter of 2011. See non-GAAP reconciliation. (2) (2) Peers (1) BKU (2) Peers (1) BKU (2) Peers (1) BKU Peers (1) BKU

How Do We Compare? 23 18x 14x 15x 14x 1.52x 1.54x Price / 2012E EPS Price / 2013E EPS Price / Current Tang Book Peers(1) BKU BKU BKU Source: SNL Financial. Market data as of February 24, 2012. Financial data as of December 31, 2011 or most recent available. (1) Peers include publicly traded U.S. banks and thrifts with assets between $10-25 billion as of December 31, 2011 and $1-5 billion in market capitalization. Peers(1) Peers(1) 20x 18x 16x 14x 12x 10x 8x 6x 4x 2x 0x 2.0x 1.5x 1.0x 0.5x 0.0x

Change in Analysts’ Earnings Expectations 24 %Chg of 2012 EPS Estimate since March 2011(1) (2) Source: Factset. Data as of February 24, 2012. (1) Date when analysts initiated research coverage of BKU. (2) Peers include publicly traded U.S. banks and thrifts with assets between $10-25 billion as of December 31, 2011 and $1-5 billion in market capitalization. %Chg of 2013 EPS Estimate since March 2011(1) (2) 15.0% 10.0% 5.0% 0.0% (5.0)% (10.0)% Prrtd BKU 8.0% 4.0% 0.0% (4.0)% (8.0)% (12.0)% (16.0)% Prrtd BKU

Where are we headed?

Looking Ahead Where Are We Headed? 26 Continue focus on small business and middle market customers in Florida Further develop the consumer segment and diversify into select consumer asset classes Launch New York with a commercial focus Maintain trajectory of loan growth Continue focus on lowering cost of funds while growing deposits bank-wide Take advantage of industry consolidation in both markets Since the Acquisition Built a strong Florida-centric commercial bank on the framework of a failed thrift Became a consolidator of the Florida market one loan and one customer at a time Enhanced infrastructure to support the future growth of a healthy institution and comply with new regulatory standards Built a powerful brand in South Florida

By Property Type 85 77 81 95 105 85 77 81 95 105 Legacy vs. New 27 Continued Reconstruction of Branch Network

(1) Data as of December 31, 2011. (2) Based on financial and market data at the time of announcement. Loan Portfolio: $305mm(1) Anticipated closing February 29, 2012 Clean loan portfolio Herald operates under similar business model Provides platform for market entry into New York Deposit Portfolio: $466mm(1) Transaction value: $71.4mm $22.9mm cash, 1.7 million BKU shares 1.4x book value, 1.1x adjusted for DTA Strategic Rationale of the Transaction Deal Terms(2) 28 Acquisition of Herald Multi - Family 20% C&I 37% Other 10% Commercial Real Estate 19% MMDA & Savings 50% CDs 9% Transaction 33%

The BankUnited Value Proposition

Clean Balance Sheet The BankUnited Value Proposition 30 Dynamic Growth Story Management Team with Strong Track Record Strong Performance and Capital Position Healthy Regulatory Relations The Dominant Florida Institution

BankUnited, Inc. February 29, 2012

Reconciliation of Non-GAAP Financial Measures 32 Year Ended (Dollars in thousands) December 31, 2011 Net income 63,168 $ Add: equity based compensation charge recorded in conjunction with the IPO 110,398 Net income excluding the non-recurring equity based compensation charge 173,566 $ Average total assets 10,940,780 $ Return on average assets 0.58% Return on average assets (excluding the non-recurring compensation charge) 1.59% Average stockholders' equity 1,454,590 $ Return on average stockholders' equity 4.34% Return on average stockholders' equity (excluding the non-recurring compensation charge) 11.93%